SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          FOR THE MONTH OF AUGUST 2001





                            SUNAIR ELECTRONICS, INC.
                            ------------------------




      FLORIDA                       I-4334                        59-0780772
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     (STATE OF                    (COMMISSION                   (IRS EMPLOYER
   INCORPORATION)                   FILE NO.)                   IDENTIFICATION
                                                                     NO.)




      3101 S.W. THIRD AVE., FORT LAUDERDALE, FLORIDA,              33315
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE             (954) 525-1505
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ITEM 5.     OTHER MATERIALLY IMPORTANT EVENTS
            ---------------------------------


     EFFECTIVE JULY 1, 2001, PURITZ & WEINTRAUB, LLB, THE COMPANY'S INDEPENDENT AUDITORS, HAS MERGED WITH THE MIAMI ACCOUNTING FIRM OF BERENFELD, SPRITZER, SHECHTER & SHEER, CERTIFIED PUBLIC ACCOUNTANTS. THE RESULTING FIRM OF BERENFELD, SPRITZER, SHECHTER & SHEER, CERTIFIED PUBLIC ACCOUNTANTS, WILL CONTINUE AS THE COMPANY'S INDEPENDENT AUDITORS.












                                       2

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                                   SIGNATURES
                                   ----------


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.




                                              SUNAIR ELECTRONICS, INC.
                                              ---------------------------


AUGUST 3, 2001                                    /S/ JAMES E. LAURENT
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                                                  JAMES E. LAURENT    PRESIDENT



AUGUST 3, 2001                                    /S/ SYNNOTT B. DURHAM
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                                                  SYNNOTT B. DURHAM,   TREASURER